SECURE AMERICA
Acquisition Corporation
Securing The Homeland

Business Combination

Of
Secure America Acquisition Corporation
and
Ultimate Escapes Holdings, LLC
Luxury Destination Clubs

Safe Harbor Statement

This presentation has been filed with the Securities and Exchange Commission (“SEC”) as part of a Current Report on Form 8K filed by Secure America Acquisition Corporation (“Secure
America”) on September 18, 2009.  Secure America is holding presentations for its security holders, as well as certain other persons, regarding the proposed business combination.  A copy of the complete presentation is available at the SEC’s website at http://www.sec.gov.

 Except for the historical information contained herein, this presentation contains among other things, certain forward looking statements, within the meaning of the Private Securities
Litigation Reform Act of 1995, that involve risks and uncertainties. Such statements may include, without limitation, statements with respect to the plans, objectives, expectations and intentions and other statements identified by words such as "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans" or similar expressions by or about Secure America, Ultimate Escapes and their combined business after completion of the proposed business combination. These statements are based upon the current beliefs and expectations of  the management of Secure America and Ultimate Escapes and are subject to significant risks and uncertainties, including those detailed in Secure  America’s filings with the SEC. Actual results, including, without limitation, operating or financial results, if any, may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the control of Secure America or Ultimate Escapes).  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements:  weather and natural disasters; changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Ultimate Escapes is engaged; fluctuations in consumer demand; management of rapid growth; intensity of competition from other companies in the same or similar industry; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in Secure America’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the period ended December 31, 2008. The information set forth herein should be read in light of such risks.

Neither Secure America nor Ultimate Escapes assumes any obligation to publicly update or revise any forward-looking statements or information or data contained in this presentation, whether to reflect any change in our expectations with respect to such statement or any change in events, conditions or circumstances on which any statement is based, or otherwise.

The financial information and data contained in this presentation is unaudited and does not conform to the SEC's Regulation S-X. Accordingly, such information and data may not be included, or may be presented differently, in the Company's proxy statement to solicit shareholder approval for its proposed business combination.  This presentation contains disclosures of
EBITDA for certain periods, which may be deemed to be a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission.
Management believes that EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. The disclosure of EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA should be considered in addition to, and not a substitute, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles.

SunTrust Robinson Humphrey ("SunTrust") and Morgan Joseph & Co. Inc. (“Morgan Joseph”) were the co-managing underwriter of Secure America’s initial public offering consummated in
October 2007. Secure America, Ultimate Escapes Holdings, LLC (“Ultimate Escapes”), their respective directors and executive officers, Morgan Joseph and SunTrust may be deemed to be participants in the solicitation of proxies for the Secure America special meeting of stockholders at which stockholders will be asked to approve this transaction.  Certain directors and executive officers of Secure America beneficially own or have interests in certain securities of Secure America, which are not entitled to liquidation distributions Secure America may make with respect to its shares of common stock and other securities will expire worthless if the business combination is not approved.  Morgan Joseph and SunTrust will also not be entitled to certain advisory fees or deferred underwriting discounts and commissions relating to Secure America’s initial public offering if the business combination is not consummated.

Stockholders of Secure America and Ultimate Escapes and other interested persons are advised to read Secure America’s preliminary proxy statement and definitive proxy statement, when available, in connection with Secure America’s solicitation of proxies for the special meeting at which Secure America’s stockholders will be asked to approve the acquisition because these documents will contain important information. The definitive proxy statement will be mailed to Secure America’s security holders as of a record date to be established for voting on the business combination proposal and other proposals.  Security holders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to:

             Secure America Acquisition Corporation , Attn: C. Thomas McMillen
                    1005 North Glebe Road, Suite 550

             Arlington, VA 22201

The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s website at http://www.sec.gov.

Transaction Summary

Secure America Acquisition Corporation (“SAAC”)

In October 2007, SAAC raised net proceeds of approximately $80.0 million through its IPO

Each unit consists of one share of common stock and one warrant with an exercise price of $5.25

Current cash in trust of $79.415 million or $7.94 per share

On September 2, 2009, SAAC entered into a definitive agreement to acquire
Ultimate Escapes Holdings, LLC (“Ultimate Escapes”), the second largest destination club worldwide, with SAAC surviving the acquisition and changing its name to Ultimate Escapes, Inc.

SAAC reviewed over 50 companies and determined that Ultimate Escapes, although not in target industry, presented the most attractive opportunity

The transaction is expected to close in October 2009

Investment Highlights

Elite Club – Casa Eternidad

Los Cabos, Mexico

5,105 Square feet

4 Bedrooms,  5 Bathrooms

Outdoor Heated Pool/Spa

Oceanfront

Ultimate Escapes is a market leader in the luxury destination club market and is the #1 destination club as measured by number of global destinations and
#2 as measured by number of members

Excellent long-term revenue visibility, driven by recurring revenue

Rapid growth to date expected to continue, both organically and via accretive transactions

Seasoned, experienced management team has worked together for 15-20 years in various successful ventures, including public company/IPO experience

Transaction value of $186 million with real estate portfolio appraised at $167 million, based on recent appraisals by primary lender (CapitalSource)

Attractive economics - pro forma 2009 & 2010 EBITDA multiples are 26.8% &
32.7% discount to respective public company comparables1

Investment Highlights

(1)

Discount based on the industry median multiples defined on slide  31

Overview of Ultimate Escapes

Ultimate Escapes was founded in 2004 and is the industry’s fastest growing and most diverse family of luxury destination clubs in the world

Ultimate Escapes has experienced rapid membership growth through a combination of organic membership sales and accretive transactions

Ultimate Escapes has:

Over 1,200 well educated, affluent club members

Over 130 club properties in 45 global destinations

$167 million recently appraised real estate portfolio

Access to over 140 four and five-star affiliated luxury hotels and resorts

Within the Destination Club industry, Ultimate Escapes is:

#1 club as measured by total number of global destinations

#1 club with properties in the $1 million range

#1 club with properties in the $2 million range

#2 club with properties in the $3 million range

#2 club in total number of members

Management Team

Premiere Club – Belizean Dreams

Belize

2,300 square feet

3 Bedrooms, 3 Bathrooms

Outdoor Heated Pool/Spa

Beachfront

Senior Management Track Record

Jim Tousignant, President and CEO - history of successful
entrepreneurial ventures with high growth companies:

Founded Ultimate Resort in 2004; grew business to become 2nd largest destination club with over 800 members; purchased certain assets from Tanner
& Haley bankruptcy in 2007; purchased certain assets from Equity Ventures
Vacation Club in 2008

Co-founded Multex.com in 1993; raised over $50 million in venture capital and led Multex to successful $42 million IPO in 1999; acquired four companies and grew annual revenues to $100 million; Multex was sold to Reuters in 2003

Rich Keith, Chairman - history of successful entrepreneurial ventures with high growth companies:

Founded Private Escapes in 2003 and grew to become the 3rd largest destination club with over 400 members

Co-Founded Center Partners in 1996; sold to WPP Group in 1999

Experienced Management Team

Jim Tousignant

President and CEO

20 years entrepreneurial experience building fast growth companies

Ultimate Resort - Founder, President & CEO

Multex.com - President and Co-Founder

Thomson Financial - Managing Director, Global Sales

Morgan Stanley - Managing Director, Business Development

Richard Keith

Chairman

15 years experience in launching successful start-up companies

Private Escapes - Founder, President

Center Partners, Inc. - Co-Founder

Private Retreats Destination Club - Chief Operating Officer

AppleOne Employment Services - Founder

Phil Callaghan

Chief Financial Officer

25 years experience in senior
management and finance

Multex.com - Chief Financial
Officer

Thomson Financial - Senior Vice
President, Finance

MTV Europe - Financial Director

Gregg Amonette

Senior VP, Bus Dev

20 years experience

Reuters - Senior Vice President,
Business Development

Multex.com - Executive Vice
President Global Product Groups

ADP Brokerage - Vice President
Retail Sales

Ed Powers

Senior VP, Operations

19 years experience

Private Escapes - Co-founder,
Executive Vice President,
Operations

Center Partners, Inc., - Vice
President Corporate Planning and
Development

Sorcia Inc., - Vice President of
Operations

Tom D'Ambrosio

CTO/Senior VP, Tech

20 years experience

Reuters - Chief Information
Officer, Reuters Research

Multex.com - Chief Information
Officer

ADP Brokerage - Director
Advanced Systems Development

Steve Healy

Senior VP, Sales

10 years experience

Stirling Sotheby’s
International Realty - Sales
Executive

Industry Overview

Elite Club – Happy Valley

Scottsdale, Arizona

5,500 square feet

4 Bedrooms, 4 Bathrooms

Outdoor Heated Pool/Spa

Golf Front – Guest Casita

(1) Estimate from Spectrem Group, a consulting and market research firm specializing in affluent and retirement markets

Luxury target market in United States of 8.3 million “millionaires” with assets between $1 and $5 million and 930,000 “pentamillionaires” with assets from $5 to
$30 million, excluding housing1

Evolution of Luxury Shared-Use Industry

Location

Major U.S. Vacation

Destinations

Primarily

Ski-Oriented

North American Vacation

Destinations and Urban

Locations

North American Vacation

Destinations and Urban

Locations

Worldwide Destinations

Target Market

Middle-to-Lower Income

Middle-to-Upper Income

Upper Income

Luxury

Super Luxury

Time/Unit

One Week

Three to Thirteen Weeks

Three to Thirteen Weeks

Three to Thirteen Weeks

Two to Six Weeks

Avg Price

Cost/Unit

Cost/SF

$10,000-$40,000

$115,650

$10,500/week

<$500/sf

$187,500

$29,425/week

$500-$999/sf

$290,000

$59,335/week

>$1,000/sf

$100,000-$500,000

Ownership Structure

Right-to-Use

Non-Equity

Equity Ownership

Equity Ownership

Equity Ownership

Right-to-Use

Non-Equity

Key Players

Marriott, Disney, Hilton,

Wyndham

Marriott, Hyatt, Grand

Summit

Marriott, Hyatt

Ritz-Carlton, Four Seasons,

Auberge

Exclusive Resorts,

Ultimate Escapes

Traditional

Timeshare

Traditional

Fractional

Interests (TFI)

High

-

End

Fractional

Interests (HFI)

Private

Residence

Clubs (PRC)

Destination

Clubs (DC)

TIMESHARE ANNUAL SALES 1975-2008
Billions of Dollars
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
1975
1980
1985
1990
1995
2000
2005
$9.7 Billion In 2008
Annual CAGR 2000-2008: 11.1%

Source: American Resort Developers Association (ARDA)

Ultimate Escapes
LUXURY DESTINATION CLUBS

Timeshare Market – 20+ Years of Strong Growth
(Set Stage for Recent Expansion into Luxury Markets)

Timeshare Industry Metrics (Source: ARDA)

$9.7 billion sales in 2008 (down 8% from 2007; impacted by soft market for securitized receivables)

1,629 timeshare resorts in 2008

7 million timeshare intervals owned; 99% participate in exchanges (RCI or Interval)

4.7 million timeshare owner households

Occupancy of 82% in 2008

Consistent growth during wars, recessions, oil embargo, 9/11

PRC, DESTINATION CLUB & LUXURY FRACTIONAL SALES 1999-2008

$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
(000s)
Annual CAGR 2000-2008: 32.5%
$121
$329
$350
$373
$513
$1,075
$1,532
$1,800
$2,297
$1,525
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Source: Ragatz Associates

Ultimate Escapes
LUXURY DESTINATION CLUBS

$1.5 Billion Luxury Shared-Use Market
(Luxury Shared-Use Market: Similar Growth Dynamics As Timeshare)

3,500
3,000
2,500
2,000
1,500
1,000
500
0
3,200 (59%)
1,229 (23%)
400 (7%)
150 (3%)
120 (2%)
300 (6%)
Exclusive Resorts
Ultimate Escapes
Quintess
A&K Residence Club
M Residences
Other Clubs

Ultimate Escapes
LUXURY DESTINATION CLUBS

Industry Overview

Destination club industry started in 1999; Rapid growth of new clubs from 2003-2007 with over 30 clubs started; Rapid consolidation in 2007-2008, resulting in 2 dominant large “global”
destination clubs

The Destination Club industry today is dominated by two major players and a number of smaller competitors

Ultimate Escapes and Exclusive Resorts together maintain an 82% global market share

Large Market Opportunity - Luxury target market in United States of 8.3 million “millionaires”
with assets between $1 and $5 million and 930,000 “pentamillionaires” with assets from $5 to
$30 million, excluding housing1

(1)

Estimate from Spectrem Group, a consulting and market research firm specializing in affluent and retirement markets

Ultimate Escapes Overview

Elite Club – Villa Paraiso

Los Cabos, Mexico

5,567 square feet

4 Bedrooms, 4 Bathrooms

Outdoor Heated Pool/Spa

Oceanfront

Company was founded by Jim Tousignant in 2004. Seasoned
management team has worked together for 15-20 years in various successful ventures

Strong history of consistent annual member growth and revenue growth through organic sales and accretive transactions, including:

May 2007 – Purchased $125 million of real estate assets from Tanner &
Haley bankruptcy for $105 million cash

Signed new membership agreements with 645 members

February 2008 – Purchased $17 million of real estate assets Ventures
Equity Vacation Club for $12 million cash

Signed new membership agreements with 19 members

September 2009 – Acquired $50 million of real estate assets from Private
Escapes for 8% ownership of Ultimate Escapes

Signed new membership agreements with 387 members

Company History

Members are primarily concentrated within 100-mile radius of top 30 metropolitan areas of the United States

Member demographics (based on member survey):

Highly educated (95%+ undergraduate/masters/doctorate degrees)

Majority own businesses, are senior executives or professionals
(doctors, lawyers, etc.)

High net worth: $5+ million

High annual income: $500,000+

Primary home value: $2-3 million; 50% own 2nd home

Members are active travelers (4-6 weeks per year)

Members are active in other private clubs/associations

Membership Demographics

Membership Offerings

Ultimate Escapes operates a family of 3 distinct luxury destination clubs targeting
$1 million,  $2 million and $3 million average home value categories

The Ultimate CollectionSM offers club members access to more than 140 of the world’s most desirable 4 and 5-star independent luxury hotels in major cities and resorts in Europe, Middle East, Asia, Africa, South America and North America

The Ultimate Reciprocity ProgramSM provides members with flexible reciprocity access to participating luxury fractional and private residence club (PRC) resort properties

Ultimate Escapes®

Elite ClubSM

$3 million home value

(487 members)

Signature ClubSM

$2 million home value

(550 members)

Premiere ClubSM

$1 million home value

(201 members)

             Provide range of member services and
concierge services for each club
reservation, offering both bundled
“base services” and a la carte
“premium services” for extra fee:

Pre-arrival member travel planning

Pre-stocking of kitchen and wine cellar

Private chef services

Destination activities, tours and excursions

Theatre tickets, golf tee times or spa

In-residence maid, chef, nanny

Other member services as needed

Escape Planners and Local Hosts

Premiere ClubSM

($1 mm home values)

Signature ClubSM

($2 mm home values)

Elite ClubSM

($3 mm home values)

Membership
Fee

$70,000 - $150,000

$145,000 - $300,000

$200,000 - $450,000

Included Days

14 - 60

14 - 60

14 - 60

Advanced
Reservations

1 - 5

1 - 5

1 - 5

Holiday
Reservations

1* - 2

1* - 2

1* - 2

Space
Available

Inside 90 - 180 Days

Inside 90 - 180 Days

Inside 90 - 180 Days

Annual Dues

$8,000 - $17,000

$11,500 - $35,500

$16,000 - $49,000

(*) Bronze Members receive  Advanced Holiday Reservation every other year

Membership Plan Pricing

#1 Club in Global Destinations

Beaches and Shores

Golf and Leisure

Mountains and Trails

Metropolitan

Abaco, Bahamas

Nevis, West Indies

Bend, OR

Beaver Creek, CO

Chicago, IL

Big Island, HI

Punta Cana, DR

Boca Raton, FL

Breckenridge, CO

London, England

BVI Yacht

Punta Mita, MX

Kiawah Island, SC

Copper Mountain, CO

New York, NY

Candlewood Lake, CT

St. Thomas, USVI

La Costa, CA

Deer Valley, UT

Paris, France

Costa Rica

Turks & Caicos

La Quinta, CA

Jackson Hole, WY

Delray Beach, FL

Watercolor, FL

Lake George, NY

Lake Tahoe, NV

Belize

Lake Las Vegas, NV

Steamboat Springs, CO

Indian Rocks, FL

Naples, FL

Stowe, VT

Key West, FL

Orlando, FL

Sun Valley, ID

Los Cabos, Mexico

Outer Banks, NC

Telluride, CO

Maui, HI

Reynolds Plantation, GA

Miami Beach, FL

Scottsdale, AZ

Tuscany, Italy

130+ homes available in 45 worldwide destinations

Beaches & Shores (Cabo, Mexico)

Golf & Leisure (Scottsdale, Arizona)

Metropolitan (New York, NY)

Mountains & Trails (Telluride, CO)

Property Themes

Financial Highlights

Signature Club – Pura Vida

Costa Rica

4,800 square feet

4 Bedrooms, 5 Bathrooms

Outdoor Heated Pool/Spa

Golf and Ocean Views

Reserva Conchal Resort

2,000
1,500
1,000
500
0
21.7% CAGR
782
826
1,260
1,446
1,714
2007A
2008A
2009E
2010P
2011P

$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
45.8% CAGR
$15.1
$29.1
$44.5
$55.1
$68.0
2007A
2008A
2009E
2010P
2011P

$60.0
$40.0
$20.0
$0.0
-$20.0
29.8% CAGR
$(14.3)
$(1.2)
$19.0
$23.0
$32.0
2007A
2008A
2009E
2010P
2011P

$45.0
$30.0
$15.0
$0.0
-$15.0
-$30.0
102.3% CAGR
-$23.5
-$15.3
$4.0
$9.9
$16.4
2007A
2008A
2009E
2010P
2011P

Ultimate Escapes
LUXURY DESTINATION CLUBS

Pro Forma Financial Highlights

Total Year-End Members

Revenue (a)

EBITDA (a)

Net Income (a)

($ in millions)

($ in millions)

($ in millions)

Notes:

(a)

Based on adjusted GAAP revenue recognition: The non-refundable 25% of new member initiation fees is recognized over first 18 months of membership, with remaining membership fee amortized over 10 years

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
99%
99%
99%
97%
2006
2007
2008
2009

Annual Member Renewal Rates

$80.0
$60.0
$40.0
$20.0
$0.0
2008A
2009E
2010P
2011P
Existing Member Dues & Fees
Amortization of Membership Fees
Reciprocity Fees
New Member Initiation Fees (a)
New Member Dues & Fees

Ultimate Escapes
LUXURY DESTINATION CLUBS

Long-Term Revenue Visibility

Large member base and high 97-99%
renewal rate lead to long-term revenue
visibility, including substantial recurring
revenue

Revenue recognition comprised of recurring
annual dues, nightly fees and services fees
and semi-recurring new member initiation
fees and new member dues

Qualified affluent prospects are on the
sidelines due to the economy.  As economy
improves, new leads are increasing, sales
opportunity pipeline is growing and close
rates are improving

Current real estate infrastructure allows for
forecasted member growth through 2011
before purchases of new homes are required

$55.1

$68.0

(a) Includes Discovery Membership revenues

Components of Revenue ($ in millions)

$29.1

$44.5

21.4%

15.5%

21.7%

24.2%

12.3%

27.8%

1.2%

6.0%

1.9%

9.1%

15.9%

5.4%

14.7%

9.4%

7.2%

38.2%

75.4%

47.9%

44.5%

2010 revenue visibility: $38.3 mn

2011 revenue visibility: $46.7  mn

Future Growth Strategy

Additional accretive transactions

Historically it has been cheaper to buy existing club assets at a “discount”
rather than build organically;  this trend expected to continue

Global expansion

Europe

Asia

Introduce new club offerings and plans

Equity club offering

Points-based membership plans

Partnerships/joint ventures with luxury brands & hospitality REITS

“Private label” offerings with resort and hospitality brands

Transaction Overview

Signature Club – Riga Salcio

Tuscany, Italy

3,000 square feet

3 Bedrooms, 3 Bathrooms

Outdoor Heated Pool

17 acres – private vineyard

Transaction Structure

Ultimate Escapes is valued at $186 million, including approximately $126 million in assumed debt, $57 million in common stock, and $3 million in cash needed to satisfy tax liability related to the transaction

Under the terms of the business combination, the total consideration paid by SAAC to Ultimate Escapes stockholders consists of:

The delivery of approximately 7,178,841 units exchangeable for SAAC common stock valued at $7.94 per share

Up to 3.0 million additional shares of SAAC’s common stock if Adjusted EBITDA in 2010 or 2011 is between $23 million and $27 million

Up to 4.0 million additional shares of SAAC’s common stock if Adjusted EBITDA in 2011 or 2012 is between $32 million and $45 million

Other terms include:

Minimum of $20 million in cash in trust net of expenses;

All outstanding SAAC warrants will be amended to an exercise price of $8.80 per share, redemption trigger price of $15.50 and a term of 4 years from closing to provide accretive growth capital

SAAC founders’ ownership position to be reduced to an aggregate of 20% of issued and outstanding shares of SAAC as of the closing

Deferred underwriting fees in connection with SAAC’s IPO will be reduced pro rata based on the amount remaining in trust at closing

Implied Transaction Valuations *($ and shares in thousands except per share)*	**Up-Front** **2009E**	**w/ Full Contingent** **2010P**	 **2011P**
SPAC trust per share	$7.94	$7.94	$7.94
SPAC Management Shares	943.6	943.6	943.6
SPAC Common Shares [a]	3,774.3	3,774.3	3,774.3
SPAC Warrants [b]	-	-	-
Current UE Mgt. Shares	7,178.8	10,178.8	14,178.8
Total Diluted Shares (treasury)	11,896.8	14,896.8	18,896.8
Pro forma Diluted Equity Value	$94,460.4	$118,280.4	$150,040.4
plus: Existing Debt	126,000.0	126,000.0	126,000.0
less: Existing Balance Sheet Cash	(10,000.0)	(10,000.0)	(10,000.0)
less: Cash Assuming Minimum (net of expenses) [d]	(20,000.0)	(20,000.0)	(20,000.0)
Pro forma diluted enterprise value (Diluted TEV)	$190,460.4	$214,280.4	$246,040.4
Diluted TEV/ Adjusted EBITDA	**10.0x**	**9.3x**	**7.7x**
Price / Diluted Adjusted EPS	**23.6x**	**11.9x**	**9.2x**

Industry Median	**2009E**	**2010P**	**2011P**
Diluted TEV/ Adjusted EBITDA [c]	**13.7x**	**13.9x**	**na**

Ultimate Escapes
LUXURY DESTINATION CLUBS

Transaction Valuation

Notes:

(a) Assumes $30 million in trust at closing exclusive of forward sales arrangements, fees and expenses

(b) Treasury Method diluted shares outstanding assumes all warrants are amended to an exercise price of $8.80

(c) Industry universe includes HST, AHT, BEE, SHO, LHO, DRH, MAR, HOT and WYN

Company	Ticker	Price as of 9/17/2009	Enterprise Value	Sales CY 2009E	Sales CY 2010P	EBITDA CY 2009E	EBITDA CY 2010P	EPS CY 2009E	EPS CY 2010P
Luxury Hospitality REITs									
Host Hotels & Resorts Inc.	HST	$11.81	$12,160.4	$4,166.2	$4,026.5	$810.8	$737.2	($0.43)	($0.38)
Ashford Hospitality Trust Inc.	AHT	3.97	3,016.0	958.8	936.0	252.7	230.5	na	na
Strategic Hotels & Resorts, Inc.	BEE	2.09	2,220.8	755.6	724.4	122.8	114.8	(1.73)	(1.66)
Sunstone Hotel Investors Inc.	SHO	7.37	2,084.8	772.2	732.4	169.7	161.5	(2.46)	(0.79)
LaSalle Hotel Properties	LHO	18.72	1,873.4	602.0	571.0	153.2	136.3	(0.47)	(0.51)
Diamondrock Hospitality Co.	DRH	8.05	1,703.2	584.1	568.0	112.3	104.8	(0.06)	(0.11)
Luxury Hospitality Operators									
Marriott International, Inc.	MAR	$27.00	$12,323.5	$10,590.3	$10,514.3	$796.2	$793.8	$0.82	$0.81
Starwood Hotels & Resorts Worldwide Inc.	HOT	34.18	10,080.9	4,656.6	4,625.9	736.2	727.7	0.67	0.62
Wyndham Worldwide Corporation	WYN	15.75	6,197.2	3,635.9	3,490.9	779.3	739.0	1.68	1.49
Ultimate Escapes Holdings, LLC				$44.5	$55.1	$19.0	$23.0		

Company	2008A - 2010P CAGR Revenue	2008A - 2010P CAGR EBITDA	Dividend Yield	EBITDA Margin CY 2009E	EBITDA Margin CY 2010P	TEV / EBITDA CY 2009E	TEV / EBITDA CY 2010P	Price / EPS CY 2009E	Price / EPS CY 2010P
Luxury Hospitality REITs									
Host Hotels & Resorts Inc.	(13.8%)	(28.1%)	0.0%	19.5%	18.3%	15.0x	16.5x	nm	nm
Ashford Hospitality Trust Inc.	(3.6%)	(8.8%)	0.0%	26.4%	24.6%	11.9	13.1	na	na
Strategic Hotels & Resorts, Inc.	(13.8%)	(30.0%)	0.0%	16.2%	15.8%	18.1	19.3	nm	nm
Sunstone Hotel Investors Inc.	(12.6%)	(21.0%)	0.0%	22.0%	22.1%	12.3	12.9	nm	nm
LaSalle Hotel Properties	(7.1%)	(18.6%)	0.2%	25.5%	23.9%	12.2	13.7	nm	nm
Diamondrock Hospitality Co.	(10.6%)	(26.0%)	0.0%	19.2%	18.4%	15.2	16.3	nm	nm
Median	(11.6%)	(23.5%)	0.0%	20.7%	20.2%	13.6x	15.0x	na	na
Mean	(10.3%)	(22.1%)	0.0%	21.5%	20.5%	14.1	15.3	na	na
Luxury Hospitality Operators									
Marriott International, Inc.	(10.0%)	(23.6%)	0.0%	7.5%	7.5%	15.5x	15.5x	33.1x	33.2x
Starwood Hotels & Resorts Worldwide Inc.	(13.3%)	(21.9%)	2.7%	15.8%	15.7%	13.7	13.9	51.1	55.5
Wyndham Worldwide Corporation	(10.5%)	(9.0%)	1.0%	21.4%	21.2%	8.0	8.4	9.4	10.6
Median	(10.5%)	(21.9%)	1.0%	15.8%	15.7%	13.7x	13.9x	33.1x	33.2x
Mean	(11.3%)	(18.2%)	1.2%	14.9%	14.8%	12.4	12.6	31.2	33.1
Consolidated Median	(10.6%)	(21.9%)	0.0%	19.5%	18.4%	13.7x	13.9x	33.1x	33.2x
Consolidated Mean	(10.6%)	(20.8%)	0.4%	19.3%	18.6%	13.5	14.4	31.2	33.1
Ultimate Escapes Holdings, LLC	37.7%	nm	0.00%	42.7%	41.7%				

Ultimate Escapes
LUXURY DESTINATION CLUBS

Comparable Analysis

Sources: Capital IQ; Thomson IBES Consensus for forward estimates

Competition - “Smart Money” Entering Market

Steve Case (AOL) and Perry Capital invested $90+ million in
Exclusive Resorts

Fortress Investment Group acquired Crecendo and
BellHavens in late 2008 and launched A&K Residence Club

Marriott launched Ritz Carlton Destination Club in early 2009

Other major resort and hospitality brands interested in
entering destination club market

Summary

Signature Club – Villa Paradiso

Nevis, West Indies

3,200 square feet

3 Bedrooms, 4 Bathrooms

Outdoor Pool

Beach Views

Ultimate Escapes is a market leader in the luxury destination club market and is the #1 destination club as measured by number of global destinations and
#2 as measured by number of members

Excellent long-term revenue visibility, driven by recurring revenue

Rapid growth-to-date expected to continue, both organically and via accretive transactions

Seasoned, experienced management team has worked together for 15-20 years in various successful ventures, including public company/IPO experience

Transaction value of $186 million with real estate portfolio appraised at $167 million, based on recent appraisals by primary lender (CapitalSource)

Attractive economics - pro forma 2009 & 2010 EBITDA multiples are 26.8% &
32.7% discount to respective public company comparables1

Investment Highlights

(1)

Discount based on the industry median multiples defined on slide  31

Appendix

Elite Club – Country Club Drive

Telluride, Colorado

3,337 square feet

4 Bedrooms, 5 Bathrooms

Outdoor Heated Spa

Integrates smart-card technology, computers, home music and
entertainment, lighting, HVAC, security and energy systems with
Ultimate Escapes’ proprietary web-based technology platform

Smart Home Technology

Elite Club – Terrace Green

La Quinta, CA (PGA West)

4,400 square feet

5 Bedrooms, 5 Bathrooms

Outdoor Heated Pool/Spa

PGA West – Golf front

Wi fi
High-speed Internet
Computers
Ipod
Sound System
Fax Machine
Kindle Reader
Printers
Hi Def Television
Gaming Systems
Home Security
Video Surveillance

Ultimate Escapes
LUXURY DESTINATION CLUBS

Smart Home Technology Platform

Designed to improve member experience, control operating costs and differentiate Ultimate Escapes from competition

SMART CARD controls music and multimedia services, digital family photo library, lighting, temperature, and home security, providing members with personalized, safe and friendly vacation experiences

Water Heater
Power/ Lighting
HVAC
Window Shades
Ultimate SmartHomes™
Irrigation System
Audio Visual
Pool
Security

Ultimate Escapes
LUXURY DESTINATION CLUBS

Improves operating efficiency and scalability

Significant cost savings due to reduced energy, water and labor

Modular and easily expandable

Proactive remote monitoring and intervention

Smart Homes Reduce Energy Costs

Smart Home Technology Rollout

Phase I Systems

Pool Monitoring

Lights

HVAC

Irrigation

Water flow

Electrical Meter

Phase II Systems

Irrigation

LED Lighting

Solar Power Panels

Two Way Power Meters

Wind Power

Geothermal Heating

Ultimate Escapes Outperforms Luxury Shared-Use Market

COMPANY PERFORMANCE

Ultimate Escapes outperformed the luxury
shared-use industry, with record member
growth, revenue growth and EBITDA growth
forecasted in 2009:

53% membership growth (2008-2009)

53% revenue growth (2008-2009)

Positive EBITDA and Net Income

INDUSTRY PERFORMANCE

2008 recession impacted luxury
shared-use market, with industry
sales down 34%

LUXURY FRACTIONAL PRC AND DESTINATION CLUB SALES (IN MILLIONS)

2006

2007

2008

'07 - '08

% Change

Traditional Fractional Interest

$476.0

$485.1

$263.0

-46%

Private Residential Clubs

$1,070.1

$1,202.3

$912.0

-24%

Destination Clubs

$575.5

$610.0

$349.0

-43%

Total Luxury Fractional & Destination Club Sales

$2,121.9

$2,297.4

$1,525.0

-34%

Source: Ragatz Associates

Industry Resilient & Growth Opportunities

Large destination clubs have been reasonably resilient through the global market downturn, due to strong member appeal, critical operational scale and affluent membership demographics

High-net-worth member base has continued to pay annual dues and maintain frequent travel plans despite a broader slow-down in business and leisure travel
(1st Quarter 2009 busiest quarter ever for volume of member travel)

Ultimate Escapes’ property values have held better than overall market - as evidenced by recent appraisals completed by the Company’s lender (CapitalSource)

Tremendous property acquisition opportunities in soft luxury real estate markets during 2009 and 2010

Successful transaction with Secure America will generate minimum of $20 million of new capital at closing, and potentially raise additional $100+ million from future warrant conversion, which could be used to acquire “distressed”
clubs and luxury real estate

The Ultimate Reciprocity Program capitalizes on excess current capacity without making new property acquisitions